Merger Agreement (Details Narrative) (Lazy Days' R.V. Center, Inc.) - Lazydays' RV Center Inc [Member] - Merger Agreement [Member] - USD ($)	Mar. 15, 2018	Oct. 27, 2017
Cash purchase price in business combination, description		(i) each ordinary share of Andina will be exchanged for one share of common stock of Holdco ("Holdco Shares"), except that holders of ordinary shares of Andina sold in its initial public offering ("public shares") shall be entitled to elect instead to receive a pro rata portion of Andina's trust account, as provided in Andina's charter documents, (ii) each Andina right will entitle the holder to receive one-seventh of a Holdco Share and (iii) each Andina warrant will entitle the holder to purchase one-half of one Holdco Share at a price of $11.50 per whole share.
Warrant exercise price		$ 11.50
Number of shares issued for part of the purchase price		2,857,143
Cash payment in an acquisition		$ 85,000
Cash paid to owners	$ 86,741